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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 5, 1996, in the Registration Statement (Form S-1 No. 333-12235) and the related Prospectus of Panavision Inc. for the registration of its shares of its common stock.

                                          /s/  ERNST & YOUNG
                                          ERNST & YOUNG
                                          Chartered Accountants


London, United Kingdom
November 19, 1996